Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

First Quarter 2015

Earnings Release & Supplemental Financial Information

8th & Hope

Los Angeles, CA

290 Units

Acquired February 2015

Investor Relations Contact:
Barb Pak
Vice President of Finance & Investor Relations
(650) 494-3700

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q1 2015 Supplemental

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2015	2014

Revenues:
Rental and other property	$280,229	$159,349
Management and other fees	2,644	1,660
	282,873	161,009

Expenses:
Property operating	87,171	52,306
Depreciation and amortization	106,907	50,312
General and administrative	10,545	7,583
Merger and integration expenses	2,388	16,059
Acquisition costs	547	188
	207,558	126,448
Earnings from operations	75,315	34,561

Interest expense	(47,546)	(29,041)
Interest and other income	4,199	2,879
Equity income from co-investments	4,311	10,526
Gain on sale of real estate and land	7,112	7,481
Gain on remeasurement of co-investment	21,362	—
Net income	64,753	26,406
Net income attributable to noncontrolling interest	(4,076)	(3,126)
Net income attributable to controlling interest	60,677	23,280
Dividends to preferred stockholders	(1,314)	(1,368)
Net income available to common stockholders	$59,363	$21,912

Net income per share - basic	$0.92	$0.58

Shares used in income per share - basic	64,185,455	37,685,073

Net income per share - diluted	$0.92	$0.58

Shares used in income per share - diluted	64,394,680	37,931,454

See Company's 10-K for additional disclosures S-1

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2015	2014

Rental and other property
Rental	$262,365	$148,326
Other property	17,864	11,023
Rental and other property	$280,229	$159,349

Property operating expenses
Real estate taxes	$31,553	$15,339
Administrative and insurance	18,240	13,174
Maintenance and repairs	16,467	10,436
Utilities	14,829	9,469
Property management	6,082	3,888
Property operating expenses	$87,171	$52,306

Interest and other income
Marketable securities and other interest income	$3,199	$2,411
Notes receivable	—	41
Gain from sale of marketable securities and note prepayment	—	427
Insurance reimbursement for cyber expenses	1,000	—
Interest and other income	$4,199	$2,879

Equity income from co-investments
Equity income (loss) from co-investments	$1,227	$(18)
Income from preferred equity investments	2,615	3,485
Gain on sale of co-investments	—	3,211
Co-investment promote income	—	3,848
Income from early redemption of preferred equity investments	469	—
Equity income from co-investments	$4,311	$10,526

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,063	$1,417
DownREIT limited partners' distributions	1,300	1,144
Third-party ownership interest	713	565
Noncontrolling interest	$4,076	$3,126

See Company's 10-K for additional disclosures S-2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2015	2014	% Change

Funds from operations
Net income available to common stockholders	$59,363	$21,912
Adjustments:
Depreciation and amortization	106,907	50,312
Gains not included in FFO	(28,474)	(10,292)
Depreciation add back from unconsolidated co-investments	11,917	4,760
Noncontrolling interest related to Operating Partnership units	2,063	1,417
Depreciation attributable to third party ownership and other	(249)	(329)
Funds from operations	$151,527	$67,780
FFO per share-diluted	$2.27	$1.68	35.0%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$2,388	16,059
Acquisition costs	547	188
Gain on sale of marketable securities and note prepayment	—	(427)
Gain on sale of land	—	(400)
Co-investment promote income	—	(3,848)
Income from early redemption of preferred equity investments	(469)	—
Other non-core adjustments	(1,375)	1,768
Core funds from operations	152,618	81,120
Core FFO per share-diluted	$2.29	$2.02	13.6%

Changes in core items:
Same-property NOI	$10,940
Non-same property NOI	73,504
Management and other fees, net	609
Equity income from co-investments	7,335
Interest and other income	747
Interest expense	(18,505)
General and administrative	(2,962)
Other items, net	(170)
	$71,498

Weighted average number of shares outstanding diluted (1)	66,641,225	40,238,064

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock and excludes DownREIT units of 904,785.

See Company's 10-K for additional disclosures S-3

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2015	December 31, 2014

Real Estate:
Land and land improvements	$2,505,257	$2,424,930
Buildings and improvements	9,332,472	8,819,751
	11,837,729	11,244,681
Less: accumulated depreciation	(1,658,692)	(1,564,806)
	10,179,037	9,679,875
Real estate under development	339,386	429,096
Co-investments	1,057,298	1,042,423
Real estate held for sale, net	—	56,300
	11,575,721	11,207,694
Cash and cash equivalents	255,230	95,749
Marketable securities and other investments	128,502	117,240
Notes and other receivables	28,954	24,923
Acquired in-place lease value and other assets	96,752	110,565
Total assets	$12,085,159	$11,556,171

Mortgage notes payable	$2,322,837	$2,246,255
Unsecured debt	3,113,216	2,617,482
Lines of credit	—	246,391
Other liabilities	323,334	286,719
Total liabilities	5,759,387	5,396,847

Redeemable noncontrolling interest	24,916	23,256

Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in capital	6,848,255	6,651,165
Distributions in excess of accumulated earnings	(684,436)	(650,797)
Accumulated other comprehensive loss, net	(50,868)	(51,452)
Total stockholders' equity	6,186,707	6,022,672
Noncontrolling interest	114,149	113,396
Total equity	6,300,856	6,136,068

Total liabilities and equity	$12,085,159	$11,556,171

See Company's 10-K for additional disclosures S-4

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2015
(Dollars in thousands)

					Scheduled principal payments and unamortized premiums (discounts) are as follows - excludes lines of credit:
			Weighted Average
		Balance Outstanding	Interest Rate	Maturity In Years		Secured	Unsecured	Unamortized premiums (discounts)	Total	Weighted Average Interest Rate	Percentage of Total Debt
Mortgage Notes Payable
	Fixed rate - secured	$1,952,547	4.9%	4.4	2015	$74,177	$—	22,775	$96,952	4.6%	1.8%
	Variable rate - secured (1)	292,069	1.7%	23.1	2016	41,519	350,000	30,011	421,530	3.3%	7.7%
	Unamortized premiums	78,221	—	—	2017	199,178	365,000	20,307	584,485	3.2%	10.8%
	Total mortgage notes payable	2,322,837	4.5%	6.6	2018	320,621	—	16,654	337,275	5.4%	6.2%
					2019	566,393	75,000	11,571	652,964	4.2%	12.0%
Unsecured Debt					2020	693,447	—	5,698	699,145	5.0%	12.8%
	Bonds private - fixed rate	465,000	4.5%	4.0	2021	51,152	500,000	(1,681)	549,471	4.3%	10.1%
	Bonds public - fixed rate	2,400,000	3.5%	7.5	2022	1,186	300,000	(2,325)	298,861	3.7%	5.5%
	Term loan (2)	225,000	2.4%	1.6	2023	1,282	600,000	(598)	600,684	3.6%	11.1%
	Unamortized premiums	23,216	—	—	2024	19,158	400,000	(247)	418,911	4.0%	7.7%
		3,113,216	3.5%	6.5	2025	14,611	500,000	(68)	514,543	3.5%	9.5%
Unsecured Lines of Credit					Thereafter	261,892	—	(660)	261,232	1.8%	4.8%
	Line of credit (3)	—	—
	Line of credit (4)	—	—		Total	$2,244,616	$3,090,000	$101,437	$5,436,053	3.9%	100.0%
	Total lines of credit	—	—

	Total debt	$5,436,053	3.9%

Capitalized interest for the three months ended March 31, 2015 was approximately $4.3 million.

(1)	Variable rate debt of $282.1 million is tax exempt to the note holders and $263.9 million is subject to interest rate protection agreements and total return swap contracts.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on $225 million of the term loan to a fixed rate of 2.4%.
(3)	The unsecured line of credit facility aggregates to $1 billion and the line matures in December 2018 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.
(4)	The unsecured line of credit facility is $25 million and matures in January 2016. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-K for additional disclosures S-5

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - March 31, 2015
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants	Actual	Requirement
Total debt		$5,436,053
			Debt to Total Assets:	40%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		64,620
Limited partnership units (1)		2,243
Options-treasury method		223	Secured Debt to Total Assets:	17%	< 40%
Total shares of common stock and potentially dilutive securities		67,086

Common stock price per share as of March 31, 2015		$229.90
			Interest Coverage:	326%	> 150%
Market value of common stock and potentially dilutive securities		$15,423,071

Preferred stock		$73,750	Unsecured Debt Ratio (1) :	279%	> 150%

Total equity capitalization		$15,496,821
			Selected Credit Ratios	Actual
Total market capitalization		$20,932,874
Ratio of debt to total market capitalization		26.0%	Net Indebtedness Divided by Adjusted EBITDA (2) (3):	6.4

			Unencumbered NOI to Total NOI:	64%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.			(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
			(2) Net Indebtedness is total debt less unamortized premiums, unrestricted cash and cash equivalents, and marketable securities.
Credit Ratings			(3) Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.
Rating Agency	Rating Outlook
Fitch	BBB+ Stable
Moody's	Baa2 Positive
Standard & Poors	BBB Stable

See Company's 10-K for additional disclosures S-6

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarters ended March 31, 2015 and 2014
(Dollars in thousands, except per unit amounts)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2015	2014	% Change	2015	2014	% Change	2015	2014	% Change	2015	2014	2015	2014	% Change

Revenues:
Same-property revenue	$69,356	$65,390	6.1%	$60,449	$55,038	9.8%	$29,961	$27,960	7.2%	$—	$—	$159,766	$148,388	7.7%
Non-same property revenue (2)	6,467	4,221		6,560	1,450		4,310	745		5,693	4,545	23,030	10,961
Legacy BRE portfolio property revenue (3)	47,632	—		35,418	—		14,383	—		—	—	97,433	—
Total Revenues	$123,455	$69,611		$102,427	$56,488		$48,654	$28,705		$5,693	$4,545	$280,229	$159,349

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,818	$5,697		$5,392	$5,272		$2,919	$2,909		$—	$—	$14,129	$13,878	1.8%
Administrative and insurance	5,769	5,798		3,367	3,241		1,930	1,882		—	—	11,066	10,921	1.3%
Maintenance and repairs	4,377	4,375		3,486	3,416		1,779	1,855		—	—	9,642	9,646	0.0%
Utilities	3,476	3,620		3,208	3,070		1,987	2,019		—	—	8,671	8,709	-0.4%
Management fees	1,435	1,406		1,074	1,042		773	750		—	—	3,282	3,198	2.6%
Total same-property operating expenses	20,875	20,896	-0.1%	16,527	16,041	3.0%	9,388	9,415	-0.3%	—	—	46,790	46,352	0.9%
Non-same property operating expenses (2)	2,703	1,776		2,083	524		1,322	244		1,368	3,410	7,476	5,954
Legacy BRE portfolio property operating expenses (3)	16,789	—		11,301	—		4,815	—		—	—	32,905	—
Total property operating expenses	$40,367	$22,672		$29,911	$16,565		$15,525	$9,659		$1,368	$3,410	$87,171	$52,306

Net operating income (NOI):
Same-property NOI	$48,481	$44,494	9.0%	$43,922	$38,997	12.6%	$20,573	$18,545	10.9%	$—	$—	$112,976	$102,036	10.7%
Non-same property NOI (2)
Legacy BRE portfolio (3)	30,843	—		24,117	—		9,568	—		—	—	64,528	—
Redevelopment communities	1,309	1,454		—	—		—	—		—	—	1,309	1,454
Acquired communities - Other (4)	1,743	991		4,477	926		2,988	501		—	—	9,208	2,418
Acquired communities - 2015 (5)	712	—		—	—		—	—		—	—	712	—
Other real estate assets (1)	—	—		—	—		—	—		4,325	1,135	4,325	1,135
Total non-same property NOI	34,607	2,445		28,594	926		12,556	501		4,325	1,135	80,082	5,007
Total NOI	$83,088	$46,939		$72,516	$39,923		$33,129	$19,046		$4,325	$1,135	$193,058	$107,043

Same-property operating margin	70%	68%		73%	71%		69%	66%				71%	69%

Annualized same-property turnover percentage	43%	45%		42%	45%		37%	39%				41%	44%

Average same-property concessions per turn (6)	$38	$38		$60	$39		$33	$29				$44	$37

Reconciliation of apartment units at end of period

Same-property apartment units	12,875			9,184			6,537			—		28,596

Consolidated apartment units	14,492	13,870		9,998	9,430		7,395	6,703		—	—	31,885	30,003
Legacy BRE portfolio (3)	8,337	—		4,791	—		2,821	—		—	—	15,949	—
Co-investments (7)	4,770	1,870		3,049	1,592		1,958	1,157		—	—	9,777	4,619
Under development	—	571		2,657	1,780		—	—		—	—	2,657	2,351
Total apartment units at end of period	27,599	16,311		20,495	12,802		12,174	7,860		—	—	60,268	36,973

Percentage of total	46%	44%		34%	35%		20%	21%		—	—	100%	100%

Average same-property financial occupancy	96.4%	96.4%		96.2%	96.5%		96.2%	96.5%				96.3%	96.5%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and properties sold.
(2)	Includes properties which subsequent to January 1, 2014 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Properties acquired as part of the BRE Properties merger on April 1, 2014, excluding 17 properties contributed to joint ventures.
(4)	Acquired communities during 2014 includes Apex, The Avery, Collins on Pine, Ellington at Bellevue, Paragon, and Piedmont. Acquired communities during 2013 which stabilized during 2014 includes Slater 116, Vox, and Domain. Also, included is Bennett Lofts which was acquired during 2012.
(5)	Acquired communities during 2015 includes 8th & Hope, The Dylan, and The Huxley.
(6)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.
(7)	Includes BRE properties contributed to joint ventures.

See Company's 10-K for additional disclosures S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2015, March 31, 2014 and December 31, 2014
(Dollars in thousands, except average property rental rates)

					Three months ended		Three months ended			Three months ended
		Average Property Rental Rates			March 31, 2015		March 31, 2014			December 31, 2014
Region	Units	QTD 2015	QTD 2014	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue	Sequential % Change

Southern California
Los Angeles County	4,400	$1,978	$1,867	5.9%	$26,394	96.2%	$25,079	96.5%	5.2%	$26,205	0.7%
Ventura County	2,898	1,526	1,442	5.8%	13,694	96.3%	13,027	96.9%	5.1%	13,484	1.6%
Orange County	2,887	2,007	1,889	6.2%	17,758	96.6%	16,504	95.8%	7.6%	17,346	2.4%
San Diego County	2,067	1,352	1,273	6.2%	8,754	96.4%	8,205	96.2%	6.7%	8,630	1.4%
Santa Barbara County	347	1,876	1,750	7.2%	2,030	99.1%	1,897	99.6%	7.0%	2,052	-1.1%
Riverside County	276	828	791	4.7%	726	97.3%	678	95.7%	7.1%	713	1.8%
Total same-property	12,875	1,755	1,655	6.0%	69,356	96.4%	65,390	96.4%	6.1%	68,430	1.4%
Los Angeles County	4,160	2,296			23,263		2,389
Orange County	2,899	1,725			15,192		—
San Diego County	2,895	1,812			15,644		1,832
Non-same property	9,954	1,989			54,099		4,221
	.
Northern California
Santa Clara County	4,279	2,297	2,075	10.7%	29,890	96.4%	27,063	96.6%	10.4%	29,117	2.7%
Contra Costa County	1,720	1,937	1,771	9.4%	10,172	96.3%	9,325	96.3%	9.1%	9,997	1.8%
Alameda County	1,542	1,977	1,757	12.5%	9,398	96.5%	8,522	97.3%	10.3%	9,239	1.7%
San Mateo County	768	2,373	2,146	10.6%	5,612	96.5%	5,117	96.7%	9.7%	5,508	1.9%
San Francisco MSA	645	2,200	2,043	7.7%	4,105	93.0%	3,826	94.0%	7.3%	4,117	-0.3%
Other	230	1,804	1,683	7.2%	1,272	96.8%	1,185	96.3%	7.3%	1,265	0.6%
Total same-property	9,184	2,163	1,959	10.4%	60,449	96.2%	55,038	96.5%	9.8%	59,243	2.0%
Santa Clara County	1,595	2,612			12,359		—
Contra Costa County	550	2,103			3,523		—
Alameda County	1,596	2,309			11,065		—
San Mateo County	1,358	2,827			11,099		—
San Francisco MSA	335	3,795			2,634		1,450
Other	171	2,419			1,298		—
Non-same property	5,605	2,500			41,978		1,450

Seattle Metro
King County	6,072	1,472	1,369	7.5%	28,365	96.3%	26,468	96.5%	7.2%	27,949	1.5%
Snohomish County	465	1,089	990	10.0%	1,596	95.4%	1,492	97.6%	7.0%	1,593	0.2%
Total same-property	6,537	1,445	1,342	7.7%	29,961	96.2%	27,960	96.5%	7.2%	29,542	1.4%
King County	3,171	1,611			16,162		745
Snohomish County	508	1,621			2,531		—
Non-same property	3,679	1,612			18,693		745

Other real estate assets (1)	—				5,693		4,545

Total same-property revenue	28,596	$1,815	$1,681	8.0%	$159,766	96.3%	$148,388	96.5%	7.7%	$157,215	1.6%

Total non-same property revenue	19,238	$2,093			$120,463		$10,961

(1)										Other real estate assets consists mainly of retail space, commercial properties, boat slips, and properties sold.

See Company's 10-K for additional disclosures S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - March 31, 2015
(Dollars in millions, except per unit amounts in thousands)

			Ownership %	Estimated Units	Estimated Retail sq. feet		Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Share of Estimated Total Cost	Apartment Cost per Unit (1)	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated (2) (3)
Project Name		Location
	MB 360 Phase I	San Francisco, CA	100%	188			$ 137	$ 3	$ 140	$ 140	$ 745	Q2 2012	Q4 2014	Q2 2015
	MB 360 Phase II (4)	San Francisco, CA	100%	172	11,500		97	38	135	135	744	Q3 2014	Q4 2015	Q2 2016
	Station Park Green	San Mateo, CA	100%	599	35,000	(5)	73	281	354	354	531	Q3 2015	Q3 2017	Q4 2018
		Total Development Projects - Consolidated		959	46,500		307	322	629	629	656

Land Held for Future Development - Consolidated
Project Name		Location
	Other Projects	Various	100%				32	—	32	32
		Total Development Pipeline - Consolidated		959	46,500		339	322	661	661

Development Projects/Land Held for Future Development - Joint Venture (2)
Project Name		Location
	Epic - Phase III	San Jose, CA	55%	200	—		72	25	97	53	483	Q3 2013	Q3 2015	Q1 2016
	Mosso II	San Francisco, CA	55%	282	4,270		146	4	150	83	525	Q2 2012	Q3 2014	Q2 2015
	Park 20	San Mateo, CA	55%	197	—		77	—	77	42	391	Q3 2012	Q1 2015	Q3 2015
	One South Market	San Jose, CA	55%	312	6,000		129	16	145	80	458	Q2 2013	Q2 2015	Q2 2016
	Agora	Walnut Creek, CA	50%	49	35,000		68	21	89	45	834	Q3 2013	Q4 2015	Q1 2016
	Emme	Emeryville, CA	55%	190	—		63	—	63	35	336	Q3 2012	Q1 2015	Q3 2015
	Owens	Pleasanton, CA	55%	255	5,729		30	59	89	49	341	Q3 2014	Q2 2016	Q2 2017
	Hacienda	Pleasanton, CA	55%	251	—		25	61	86	47	343	Q1 2015	Q3 2016	Q3 2017
	Century Towers	San Jose, CA	50%	376	2,006		51	121	172	86	455	Q3 2014	Q1 2017	Q1 2018
	500 Folsom	San Francisco, CA	50%	545	6,000		52	329	381	191	688	Q4 2015	Q4 2018	Q2 2020
		Total Development Projects - Joint Venture		2,657	59,005		713	636	1,349	711	$ 486

		Grand Total - Development Pipeline		3,616	105,505		$ 1,052	$ 958	$ 2,010	1,372
		Essex Cost Incurred to Date								(722)
		Essex Remaining Commitment								$ 650

(1)	Excludes the estimated allocation to retail square feet.
(2)	The company share of cost totaled $4.0M of capitalized interest, $1.1M of capitalized overhead and $2.9M of co-investment development fees related to development in Q1 2015.
(3)	NOI for the three months ended March 31, 2015 was $0.5 million.
(4)	To date the Company has received $40 million of the $45 million of expected insurance proceeds related to the fire.
(5)	Includes 25,000 square feet of retail and 10,000 square feet of office space.

See Company's 10-K for additional disclosures S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - March 31, 2015
(Dollars in thousands, except per unit amounts)

			Total	Estimated	Estimated		NOI
			Incurred	Remaining	Total	Project	For the three months ended
	Region/Project Name (1)	Units	To Date	Cost	Cost	Start Date	2015	2014

	Same-property - Redevelopment Projects (2) (3)
	Northern California
	Summerhill Park	100	$ 1,043	$ 8,834	9,877	Q4 2014
	Southern California
	Hamptons	215	3,711	15,770	19,481	Q1 2014
	Monterras	292	12,394	13,989	26,383	Q1 2014
	Total Same-property - Redevelopment Projects	607	$ 17,148	$ 38,593	$ 55,741		$ 2,472	$ 2,294

	Non-same property - Redevelopment Projects
	Southern California
	Bunker Hill Towers	456	$ 18,729	$ 57,415	$ 76,144	Q3 2013
	Total Non-same property - Redevelopment Projects	456	$ 18,729	$ 57,415	$ 76,144		$ 1,296	$ 1,454

(1)	The Company incurred $0.3 million of capitalized interest, $0.9 million of capitalized overhead and $0.1 million of co-investment redevelopment fees related to redevelopment in Q1 2015.
(2)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(3)	The Company incurred $0.4 million of vacancy loss for the same-property portfolio, and $0.8 million of vacancy loss for the total portfolio during the three months ended March 31, 2015. The Company completed the redevelopment of interiors totaling 247 units for the redevelopment-related same-property portfolio and 484 units for the total portfolio, during the three months ended March 31, 2015.

	Non-revenue Generating Capital Expenditures	Q1 2015	Q4 2014	Q3 2014	Q2 2014

	Non-revenue generating capital expenditures	$ 7,164	$ 14,632	$ 14,022	$ 10,623
	Average apartment units in quarter	47,780	47,806	47,381	46,638
	Capital expenditures per apartment unit in the quarter	$ 150	$ 306	$ 296	$ 228
	Capital expenditures per apartment unit-trailing four quarters	$ 980	$ 978	$ 845	$ 871

See Company's 10-K for additional disclosures S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Co-investments - March 31, 2015	Essex		Total		Essex	Weighted	Remaining	For the Quarter
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended March 31,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2015	2014

Operating Non-Consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	—	$—	$—	$232	—	—	$139	$305
Wesco I, LLC	50.0%	2,713	684,281	362,245	136,257	3.6%	8.5	9,882	8,939
Wesco III, LLC	50.0%	993	231,564	120,079	50,410	3.6%	5.5	3,165	1,956
Wesco IV, LLC	50.0%	1,116	298,060	155,000	67,904	3.9%	5.9	4,180	—
BEXAEW, LLC	50.0%	2,723	519,673	321,894	93,842	3.0%	5.9	7,756	—
CPPIB	55.0%	878	254,570	—	170,501	—	—	4,077	—
Palm Valley	50.0%	1,098	370,832	232,269	69,817	2.5%	1.8	4,843	—
Other	50.0%	275	65,647	51,000	6,877	3.6%	5.4	1,613	1,157
Total Operating Non-Consolidated Joint Ventures		9,796	$2,424,627	$1,242,487	$595,840	3.3%	6.0	$35,655	$12,357
Development Non-Consolidated Joint Ventures (2)	50/55%	2,657	713,000	57,659	354,384	1.9%	1.9	2,012	1,262
Total Non-Consolidated Joint Ventures		12,453	$3,137,627	$1,300,146	$950,224			$37,667	$13,619

								Essex Portion of NOI and Expenses
NOI								$19,095	$6,860
Depreciation								(11,917)	(4,760)
Interest expense and other								(5,951)	(2,118)
Gain on sale of co-investments								—	3,211
Promote income								—	3,848
Net income from operating co-investments								$1,227	$7,041

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term	Income from Preferred Equity Investments

Income from preferred equity investments								$2,615	$3,485
Income from early redemption of preferred equity investments								469	—
Preferred Equity Investments (3)					107,074	9.8%	3.2	$3,084	$3,485

Total Co-investments (4)					$1,057,298			$4,311	$10,526

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II. There are no properties remaining in the Fund at quarter end.
(2)	The Company has interests in 10 development co-investments, which are detailed on S-9.
(3)	As of March 31, 2015 the Company has invested in seven preferred equity investments.
(4)	The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interests' share of net operating income in these investments for the three months ended March 31, 2015 was $0.9 million.

See Company's 10-K for additional disclosures S-11

E S S E X P R O P E R T Y T R U S T, I N C.
Assumptions for 2015 FFO Guidance Range
Q1 2015 Earnings Results Supplement

($'s in thousands, except share and per share data) (1)	YTD	2015 Guidance Range
	Actuals	Low End	High End	Changes from Guidance Provided in February 2015
Net Operating Income ("NOI")
Total NOI from consolidated communities	$193,058	$ 803,500	812,500	Reflects Q1 '15 results, revised same-property revenue growth for the full year to a midpoint of 7.25% and investment activity through April 2015.

Management Fees	2,269	8,200	8,800

Interest Expense
Interest expense, before capitalized interest	(51,836)	(216,400)	(214,300)	Updated for $500 million unsecured bond offering in mid-March.
Forecasted interest capitalized	4,290	15,200	17,200	Capitalized interest updated for timing of development spend.
Net interest expense	(47,546)	(201,200)	(197,100)

Recurring Income and Expenses
Interest and other income	3,199	13,000	14,100
FFO from co-investments	15,759	63,900	66,900	Reflects three co-investments properties transferred to consolidated operations and the redemption of a preferred equity investment.
General and administrative expense	(10,545)	(43,000)	(45,000)
Preferred dividends and non-controlling interest	(3,576)	(14,400)	(14,200)
Total recurring income and expenses	4,837	19,500	21,800

Non-Core Income and Expenses
Income from early redemption of preferred equity investment	469	469	469
Loss on early retirement of debt	—	(1,000)	(1,000)
Merger and integration expenses	(2,388)	(7,500)	(5,500)
Acquisition costs	(547)	(1,000)	(1,500)
Other non-core adjustments	1,375	1,375	1,375
Total non-core income and expenses	(1,091)	(7,656)	(6,156)

Funds from Operations	$151,527	622,344	639,844

Funds from Operations per diluted Share	$2.27	9.25	9.51

% Change - Funds from Operations	35.0%	17.2%	20.5%

Funds from Operations excluding non-core items	$152,618	630,000	646,000

Core Funds from Operations per diluted Share	$2.29	9.36	9.60

% Change - Core Funds from Operations	13.6%	9.7%	12.4%

Weighted average shares outstanding	66,641	67,275	67,275

(1) All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company's 10-K for additional disclosures S-12

E S S E X P R O P E R T Y T R U S T, I N C.
Summary of Apartment Community Acquisitions and Dispositions Activity
Quarter ended March 31, 2015
(Dollars in thousands)

Acquisitions			Essex
			Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit	Rent
8th & Hope	Los Angeles, CA	290	100%	EPLP	Feb-15	$200,000	$690	$3,708
The Huxley (1)	Los Angeles, CA	187	100%	EPLP	Mar-15	48,784	522	2,439
The Dylan (1)	Los Angeles, CA	184	100%	EPLP	Mar-15	51,266	557	2,646
	Q1 2015	661				$300,050	$605
Reveal (2)	Woodland Hills, CA	438	100%	EPLP	Apr-15	$73,013	$337	$1,936
	Q2 2015 to date	438				$73,013	$337

Dispositions (3)			Essex
			Ownership			Sales	Price per
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit
Pinnacle South Mountain	Phoenix, AZ	552	100%	EPLP	Jan-15	$63,750	$115
	Q1 2015	552				$63,750	115

(1)	In March 2015, the Company purchased the joint venture partner's remaining membership interest in the co-investments The Huxley and The Dylan for a purchase price of $100.1 million. The properties are now consolidated.
(2)	In April 2015, the Company purchased the joint venture partner's 49.5% membership interest in the co-investment at Reveal for a purchase price of $73.0 million.
(3)	In March 2015, the Company sold two commercial buildings aggregating 120,000 square feet located in Emeryville, CA for $13.0 million.

See Company's 10-K for additional disclosures S-13

E S S E X P R O P E R T Y T R U S T, I N C.
2015 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast(3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	10,000	6,000	16,000	0.6%	0.5%	84,000	2.0%	5.4%
Ventura	550	700	1,250	0.8%	0.4%	5,500	1.9%	4.4%
Orange	3,500	3,900	7,400	0.9%	0.7%	29,700	2.0%	4.6%
San Diego	3,900	3,700	7,600	0.9%	0.6%	30,800	2.3%	4.5%
So. Cal.	17,950	14,300	32,250	0.8%	0.6%	150,000	2.1%	4.8%

San Francisco	5,000	900	5,900	1.3%	0.8%	33,100	3.0%	6.9%
Oakland	2,000	3,900	5,900	0.6%	0.6%	25,300	2.4%	7.2%
San Jose	4,400	2,200	6,600	1.8%	1.0%	31,800	3.2%	7.5%
No. Cal.	11,400	7,000	18,400	1.3%	0.8%	90,200	2.9%	7.3%

Seattle	9,000	7,500	16,500	1.9%	1.4%	43,300	2.8%	4.5%

Weighted Average (4)	38,350	28,800	67,150	1.2%	0.8%	283,500	2.5%	5.6%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2015 G.D.P. Growth: 2.8% , 2015 Job Growth: 2.0%

(1) New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2015 over estimated Dec 2014, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2015 vs Q4 2014 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by scheduled rent in the Company's Portfolio

See Company's 10-K for additional disclosures S-14